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                                                                  EXHIBIT 1.1





                                __________ Shares
                                James Hardie N.V.
                                  Common Stock
                       (nominal value ____ NLG per share)


                             UNDERWRITING AGREEMENT


____________, 1998


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                         FORM OF UNDERWRITING AGREEMENT


                                                                __________, 1999

WARBURG DILLON READ LLC
CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as Managing U.S. Underwriters
c/o WARBURG DILLON READ LLC
299 Park Avenue
New York, New York  10171-0026

UBS AG, acting through its division Warburg Dillon Read
CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
MERRILL LYNCH INTERNATIONAL
as Managing International Underwriters
c/o UBS AG, acting through its division Warburg Dillon Read
299 Park Avenue
New York, New York  10171-0026

Dear Sirs:

         James Hardie Industries Ltd., an Australian corporation (the "SELLING SHAREHOLDER"), proposes to sell to several Underwriters (as defined below) an aggregate of _______ shares (the "FIRM SHARES") of common stock (nominal value ________ NLG per share) (the "COMMON STOCK") of James Hardie N.V., a Netherlands corporation (the "COMPANY").

         It is understood that, subject to the conditions hereinafter stated, ________ Firm Shares (the "U.S. FIRM SHARES") will be sold to the several U.S. Underwriters named in Schedule A hereto (the "U.S. UNDERWRITERS") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between Underwriters of even date herewith), and ________ Firm Shares (the "INTERNATIONAL SHARES") will be sold to the several International Underwriters named in Schedule B hereto (the "INTERNATIONAL UNDERWRITERS") in connection with the offering and sale of such International Shares outside of the United States and Canada to persons other than United States and Canadian Persons. Warburg Dillon Read LLC, Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall act as representatives (the "MANAGING U.S. UNDERWRITERS") of the several U.S. Underwriters, and UBS AG ("UBS AG"), acting though its division Warburg


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Dillon Read, Credit Suisse First Boston (Europe) Limited and Merrill Lynch
International shall act as representatives (the "MANAGING INTERNATIONAL UNDERWRITERS" and, together with the Managing U.S. Underwriters, the "MANAGING UNDERWRITERS") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "UNDERWRITERS".

         In addition, solely for the purpose of covering over-allotments, the Selling Shareholder proposes to grant to the several U.S. Underwriters the option to purchase from the Selling Shareholder up to an additional __________ shares of Common Stock (the "ADDITIONAL SHARES"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "SHARES". The Shares are described in the Prospectus which is referred to below.

         It is understood that on the Closing Date (as defined herein), following the consummation of the Reorganization (as such term is defined in the Prospectus), the Company will be a wholly-owned subsidiary of the Selling Shareholder. In connection with the Reorganization and pursuant to the Purchase Agreements among the Selling Shareholder, certain of its subsidiaries, the Company and certain of its subsidiaries dated as of ___________, 1998 (the "PURCHASE AGREEMENTS"), the Selling Shareholder and certain of its subsidiaries will transfer to the Company and certain of its subsidiaries its fiber cement, gypsum wallboard, building systems and windows businesses (collectively, the "TRANSFERRED BUSINESSES") and will retain its other non-core businesses and certain specified liabilities, including its asbestos liabilities and liabilities assumed in connection with the sale of certain former lines of business (collectively, the "RETAINED LIABILITIES"). Also, in connection with the Reorganization, pursuant to the Lease Agreements among the Company and certain of it subsidiaries and the Selling Shareholder and certain of its subsidiaries dated as of _________, 1998 (the "LEASE AGREEMENTS"), the Selling Shareholder and certain of its subsidiaries will lease certain of their properties to the Company and certain of its subsidiaries. Pursuant to the Purchase Agreements and the Lease Agreements, the Selling Shareholder and certain of its subsidiaries will indemnify the Company and certain of its subsidiaries for certain liabilities arising out of the operations of the Selling Shareholder, its subsidiaries or any other entities in which any of them hold or held any ownership interest prior to the Reorganization (the "INDEMNITY"). Concurrent with the issuance of the Firm Shares, the Company and the Selling Shareholder will enter into a Reimbursement Agreement (the "REIMBURSEMENT AGREEMENT"). Additionally, pursuant to the Reorganization, the Company will form a Dutch wholly-owned international finance service center subsidiary (the "DFSC") which will complete a private placement of unsecured senior debt to institutional investors (the "NOTES") and enter into a new bank term loan and revolving credit facility (the "BANK FACILITIES" and, together with the


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Notes, the "DEBT REFINANCING"), both of which will close concurrently with the closing hereunder.

         Additionally, the Company and the Selling Shareholder will enter into a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") concurrently with the sale of the Shares. Pursuant to the Registration Rights Agreement, under the circumstances and the terms set forth therein, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION") a registration statement to register the unregistered shares of the Company held by the Selling Shareholder.

         The closing of the Shares offered hereunder is contingent upon the consummation of the Reorganization. This Agreement, the Purchase Agreements, the Lease Agreements, the Reimbursement Agreement, the Registration Rights Agreement and the Debt Refinancing are hereinafter referred to collectively as the "OPERATIVE DOCUMENTS". The Company, the Selling Shareholder and each of their subsidiaries which are party to any of the Operative Documents are hereinafter referred to collectively as the "JH PARTIES."

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "ACT"), with the Commission a registration statement on Form F-1, including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "PRELIMINARY PROSPECTUS") relating to the Shares. The term "Preliminary Prospectus" shall refer to both the U.S. preliminary prospectus (the "U.S. PRELIMINARY PROSPECTUS") to be used in connection with the offering and sale of the U.S. Firm Shares in the United States and Canada to United States and Canadian Persons and the international preliminary prospectus (the "INTERNATIONAL PRELIMINARY PROSPECTUS") to be used in connection with the offering and sale of the International Firm Shares outside the United States and Canada to persons other than United States and Canadian Persons. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "REGISTRATION STATEMENT", and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at


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the time it became effective, is herein called the "PROSPECTUS". The term
"PROSPECTUS" shall refer to both the U.S. prospectus (the "U.S. PROSPECTUS") to be used in connection with the offering and sale of the U.S. Firm Shares in the United States and Canada to United States and Canadian Persons and the international prospectus (the "INTERNATIONAL PROSPECTUS") to be used in connection with the offering and sale of the International Shares outside the United States and Canada to persons other than United States and Canadian Persons.

         The Company, the Selling Shareholder and the Underwriters agree as follows:

           1. Sale and Purchase. Upon the basis of the warranties and representations and the other terms and conditions herein set forth, the Selling Shareholder agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Shareholder the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Selling Shareholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A or B hereto bears to the total number of Firm Shares to be sold by the Selling Shareholder at a purchase price of $_____ per Share. The Selling Shareholder is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         In addition, the Selling Shareholder hereby grants to the several U.S. Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the U.S. Underwriters shall have the right to purchase, severally and not jointly, from the Selling Shareholder, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Selling Shareholder for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Selling Shareholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein


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referred to as the "ADDITIONAL TIME OF PURCHASE"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day(1) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each U.S. Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such U.S. Underwriter on Schedule A hereto bears to the total number of U.S. Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

           2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Selling Shareholder by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company (DTC) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on __________, 1998 (unless another time shall be agreed to by you, the Company and the Selling Shareholder or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "TIME OF PURCHASE." Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

         Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by the U.S. Managing Underwriters, the Company agrees to make such certificates available to the Managing U.S. Underwriters for such purpose at least one full business day preceding the additional time of purchase.

--------
(1) As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.


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           3. Representations and Warranties of the Company and of the Selling
Shareholder. The Company and the Selling Shareholder, jointly and severally, represent and warrant to each of the Underwriters that:

                (a) the Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; and when the Registration Statement became effective, the Registration Statement and the Prospectus fully complied in all material respects with the provisions of the Act, and the Registration Statement did not contain an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus did not contain an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed; provided, however, that each of the Company and the Selling Shareholder makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; and the Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

                (b) as of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock including the Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable have been issued in compliance with all federal and state securities laws and were not issued in


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         violation of any preemptive right, resale right, right of first refusal or similar right;

                (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of The Netherlands, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement;

                (d) the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "MATERIAL ADVERSE EFFECT"). The Company has no subsidiaries (as defined in the Rules and Regulations) other than the subsidiaries listed on Schedule C hereto (collectively, the "SUBSIDIARIES"); other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the articles of association or certificates of incorporation, as the case may be, and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly incorporated (or organized, in the case of a trust) and is validly existing as a corporation (or trust, as the case may be) in good standing under the laws of the jurisdiction of its incorporation (or organization, in the case of a trust), with full power and authority of a corporation (or trust, as the case may be) to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each Subsidiary is duly qualified to do business as a foreign corporation (or trust, as the case may be) in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock (or ownership interest, in the case of a trust) of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this Section 3(d)) are owned by the Company subject to no security interest, other encumbrance or adverse claims; no


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         options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

                (e) the Company and each of its Subsidiaries are duly qualified or licensed by and are in good standing in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect; and the Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

                (f) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), its respective charter, articles of association or organizational document, as the case may be, or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties is bound, and the execution, delivery and performance of this Agreement and each other Operative Document by the Company and each of its Subsidiaries which it is a party thereto and compliance by each such party with all the provisions thereof, the consummation by them of the transactions contemplated hereby and thereby and the consummation by them of the Reorganization will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the charter, articles of association or organizational document, as the case may be, or by-laws, of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement, or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                (g) this Agreement and each of the Operative Documents have been duly and validly authorized, executed and delivered by the Company and each of its Subsidiaries which is a party thereto, and are legal, valid


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         and binding agreements of the Company and such Subsidiaries, as the case may be, enforceable in accordance with their terms;

                (h) the Company and its Subsidiaries, as applicable, have all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and the other Operative Documents and to consummate the Reorganization including, but not limited to, the purchase of the Transferred Businesses and the Debt Refinancing;

                (i) the Reorganization has been duly and validly authorized by all requisite corporate action on the part of the Company and each of its Subsidiaries;

                (j) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                (k) the Shares have been duly and validly authorized and, when delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable;

                (l) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of the Operative Documents by the Company and each of its Subsidiaries party thereto and compliance by the Company and such Subsidiaries with all the provisions thereof, the consummation by the Company of the transactions contemplated thereby, the consummation by the Company and its Subsidiaries of the Reorganization and the transactions contemplated thereby and the sale of the Shares as contemplated hereby other than registration of the Shares under the Act; any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") or such as may be required by the securities laws of any jurisdiction outside the United States of America, The Netherlands and Australia;

                (m) no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of


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         capital stock of the Company upon the sale of the Shares to the
         Underwriters hereunder, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares [other than those that have been expressly waived prior to the date hereof];

                (n) PricewaterhouseCoopers LLP, whose report on the consolidated financial statements of the James Hardie Businesses (as such term is defined in the Registration Statement) is filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act and the applicable published rules and regulations thereunder;

                (o) the pro forma financial statements of the Company, and the related notes thereto, included in the Prospectus present fairly in all material respects the pro forma financial position of the Company, as of the dates indicated and the results of their operations for the periods specified; the pro forma combined financial information, and the related notes thereto, included in the Prospectus has been prepared in accordance with the applicable requirements of the Exchange Act and is based upon good faith estimates and assumptions believed by the Company to be reasonable;

                (p) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could have a Material Adverse Effect;

                (q) the Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the


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         subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole;

                (r) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

                (s) there are no actions, suits, claims, investigations or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

                (t) the audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows and changes in financial position of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and with respect to those Subsidiaries incorporated outside of the United States, in conformity with any and all regulatory requirements applicable to each such Subsidiary in its respective relevant jurisdictions;

                (u) the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;


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                (v) the Company and its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Subsidiary except such asserted or threatened deficiencies that would not reasonably be expected to have a Material Adverse Effect;

                (w) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations, of the Company or its Subsidiaries, taken as a whole, (ii) any transaction, which is material to the Company or its Subsidiaries, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor its Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement;

                (x) the Company has obtained the agreement of the Selling Shareholder and of each of its directors and officers not to sell, offer or agree to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any securities of the Company that are substantially similar to the Common Stock for a period of 180 days after the date of the Prospectus without Warburg Dillon Read LLC's [and UBS AG's] prior written consent;

                (y) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");

                (z) the Company and its subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws (including common law) and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect; and

                (aa) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

           4. Representations and Warranties of the Selling Shareholder. The Selling Shareholder, severally and not jointly, represents and warrants to each Underwriter that:

                (a) the Selling Shareholder now is and at the time of delivery of the Shares (whether the time of purchase or additional time of purchase, as the case may be) will be, the lawful owner of the Shares and has and, at the time of delivery thereof, will have valid and marketable title to the Shares, and upon delivery of and payment for the Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to the Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

                (b) the Selling Shareholder has and at the time of delivery of the Shares (whether the time of purchase or additional time of purchase, as the case may be) will have, full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares in the manner provided in this Agreement;

                (c) each of the Operative Documents has been duly executed and delivered by the Selling Shareholder and each of its subsidiaries party thereto, and each is a legal, valid and binding agreement of the Selling Shareholder and each of its subsidiaries party thereto, enforceable in accordance with its terms;

                (d) (i) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (e) there are no material agreements or arrangements relating to the Company or its subsidiaries to which the Selling Shareholder, or to the best of its knowledge, to which any direct or indirect shareholder of the Selling Shareholder is a party, which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto that are not so described or filed;

                (f) each of the Reorganization, this Agreement and each of the other Operative Documents to which the Selling Shareholder is a party has been duly authorized by all requisite corporate action on the part of the Selling Shareholder; and

                (g) upon consummation of the Reorganization (including the sale of the Shares), the present fair salable value of the assets of the Selling Shareholder will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities and the Retained Liabilities) as they become absolute and matured.

           5. Certain Covenants of the Company. The Company hereby agrees:

                (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                (b) to make available to the Underwriters in New York City, on or prior to 5:00 p.m., New York time, on the business day following the date that the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

                (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

                (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the

         Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

                (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the shares, and to promptly notify you of such filing;

                (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

                (g) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement
         (i) copies of any reports or other communications which the Company shall send to its Shareholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports furnished or filed with the Commission on Forms 20-F and 6-K, or such other similar form as may be designated by the Commission,
         (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and
         (iv) such other information as you may reasonably request regarding the Company or its Subsidiaries, in each case as soon as such communications, documents or information becomes available;

                (h) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                (i) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than [December 31, 1999];

                (j) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report including a balance sheet and statements of income, shareholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

                (k) to furnish to you four signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                (l) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) of this Agreement;

                (m) not to issue, sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable, or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of 180 days after the date hereof, without Warburg Dillon Read LLC's [and UBS AG's] prior written consent;

                (n) to use its best efforts to cause the Common Stock to be listed on the New York Stock Exchange (the "NYSE"); and

                (o) the Company will use reasonable efforts to determine whether it or any of its Subsidiaries is a "foreign personal holding company" within the meaning of section 552 of the Internal Revenue Code of 1986, as amended (the "CODE"), or any similar successor provision, with respect to which undistributed foreign personal holding income within the meaning of section 556 of the Code or any similar successor provision ("UNDISTRIBUTED INCOME") will be included in the income of any U.S. Shareholder, within the meaning of section 551(a) of the Code or any similar successor provision, of the Company (a "U.S. SHAREHOLDER") in any taxable year; if the Company determines that at any time during any taxable year the Company or any of its Subsidiaries is an FPHC with any Undistributed Income, then the Company will furnish to each U.S. Shareholder (or its nominee) such information as may be necessary or appropriate to calculate its pro rata share of Undistributed Income for the taxable year and to satisfy its related United States federal income tax reporting obligations.

           6. Certain Covenants of the Selling Shareholder. The Selling Shareholder hereby agrees as follows:

                (a) the Selling Shareholder will pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 6 hereof and (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares by the Selling Shareholder, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Power of Attorney and any closing documents (including compilations thereof), any Statements of Information and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under U.S. state laws and the determination of their eligibility for investment under U.S. state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the

         NASD, and (vii) the performance of the Company's and the Selling Shareholder's other obligations hereunder;

                (b) the Selling Shareholder will not sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock, or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without Warburg Dillon Read LLC's [and UBS AG's] prior written consent;

                (c) the Selling Shareholder will use its best efforts (i) to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the time of purchase and at the additional time of purchase, as the case may be, and (ii) to satisfy or cause to be satisfied all conditions precedent on its part to the delivery of the Shares; and

                (d) the Selling Shareholder will use reasonable efforts to prevent the Company and any of its Subsidiaries from becoming, for United States federal income tax purposes, an FPHC, including without limitation, to plan (in consultation with its U.S. tax counsel), negotiate and execute any future sale, offer or agreement to sell, contract to sell, grant of any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock, or any other securities of the Company that are substantially similar to Common Stock in such a manner as to prevent more than 50% of either (i) the total combined voting power of all classes of the voting stock, or of
         (ii) the total value of the stock, of the Company from being actually or constructively owned, directly or indirectly, by five or less individual United States citizens or residents.

           7. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Selling Shareholder shall, in addition to paying the amounts described in
Section 6(a), reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

           8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company and the Selling Shareholder of their obligations hereunder and to the following additional conditions precedents:

                (a) The Company and the Selling Shareholder shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Gibson, Dunn & Crutcher, LLP, counsel for the Company and the Selling Shareholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

                        (i) each of the Subsidiaries meeting that criteria in
                the definition of "significant subsidiary" in Rule 1-02(w) of Regulation S-X of the Act (each, a "SIGNIFICANT SUBSIDIARY") which has been incorporated in the United States (the "U.S. SIGNIFICANT SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own, lease and operate its respective properties and to conduct its respective business, as described in the Registration Statement;

                        (ii) the Company and its U.S. Significant Subsidiaries
                are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect and the Company and its U.S. Significant Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;

                        (iii) assuming each of the Operative Documents has been
                duly authorized, executed and delivered by each of the JH Parties which is a party thereto under Netherlands, Australian and New Zealand law, as applicable, each of the Operative Documents has been duly authorized, executed and delivered by each of the JH Parties which is a party thereto;

                        (iv) other than the Subsidiaries, the Company does not
                own or control, directly or indirectly, any corporation, association or other entity; each Significant Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each Significant Subsidiary has been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Significant Subsidiaries are outstanding;

                        (v) the capital stock of the Company, including the
                Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

                        (vi) the Registration Statement and the Prospectus
                (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                        (vii) the Registration Statement has become effective
                under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

                        (viii) no approval, authorization, consent or order of
                or filing with any United States federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the consummation of the Reorganization by the JH Parties and the issuance and sale of the Shares and the consummation by the Company and the Selling Shareholder of the transactions as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                        (ix) the execution, delivery and performance of each
                Operative Document by each of JH Parties party thereto and the consummation by each of the JH Parties of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of, or constitute a breach of or default under), any provisions of the charter (or articles of association, in the case of the Company) or by-laws of the Company, any of its Subsidiaries or the Selling Shareholder or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of its Subsidiaries or the Selling Shareholder is a party or by which any of them or their respective properties may be bound or affected, or under any U.S. Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                        (x) to the best of such counsel's knowledge, neither the
                Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any U.S. Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                        (xi) to the best of such counsel's knowledge, there are
                no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

                        (xii) to the best of such counsel's knowledge, there are
                no actions, suits, claims, investigations or proceedings pending, threatened or contemplated against the Company or any of its Subsidiaries or any of their respective properties, or to which the Company, its Subsidiaries and properties are subject at law or in equity or before or by any U.S. Federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

                        (xiii) the Company is not and, after giving effect to
                the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act;

                        (xiv) the Company and each of its Subsidiaries are in
                compliance with any and all applicable Environmental Laws, have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;

                        (xv) under the laws of the State of New York relating to
                submission of personal jurisdiction, the Company and the Selling Shareholder have each validly and effectively submitted to the jurisdiction of any United States Federal or state court in the Borough of Manhattan, The City of New York, State of New York, have each validly and irrevocably waived any objection to the laying of venue of a proceeding in any such court and any immunity to jurisdiction of any such court, to which any of them may be or become entitled, and have each validly and irrevocably appointed __________ as its authorized agent, in the case of the Company, and _______, in the case of the Selling Shareholder, for the purposes described in Section 14 hereof;

                        (xvi) the Selling Shareholder has full legal right and
                power, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder in the manner provided in this Agreement;

                        (xvii) delivery of certificates for the Shares by the
                Selling Shareholder pursuant hereto will pass valid and marketable title thereto to the Underwriters, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

                        (xviii) to the best of such counsel's knowledge, the
                statements in the Prospectus under the captions "Selling Shareholder"; "Certain Relationships and Related Transactions"; "Business -- Environmental" and "Business -- Legal Proceedings"; insofar as such statements constitute a summary of the matters referred to therein present fairly the information called for with respect to such matters;

                        (xix) the statements in the Prospectus under the caption
                "Risk Factors --Tax Risks on Intercompany Interest Payments" and "Taxation --United States Taxation", insofar as such statements constitute a summary of matters of law, accurately describe the material United States federal income tax consequences referred to therein, subject to the qualifications stated therein and under the caption "Taxation --General"; and

                        (xx) such counsel have participated in conferences with
                officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus

                (except as and to the extent stated in subparagraphs (vi) and (vii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

         In rendering such opinion, such counsel may (A) state that its opinion is limited to the laws of the State of California and the federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, to the extent deemed proper and specified in such opinion, upon the opinions dated the time or purchase or the additional time of purchase, as the case may be, of Allen Allen & Hemsley as to Australian law matters, DeBrauw Blackstone Westbroek, as to Dutch law matters and _________, as to New Zealand law matters [as well as upon opinions, memoranda and other documents relating to tax advice rendered with respect to the Reorganization, which shall be supplemented by additional tax opinions, if reasonably requested by counsel for the Company and Selling Shareholder, dated at the time of purchase or additional time of purchase, as the case may be, and reviewed in form and substance satisfactory to such counsel].

                (b) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of DeBrauw Blackstone Westbroek, special Netherlands counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

                        (i) each of the Company and each of its Subsidiaries
                incorporated under the laws of the Netherlands (each, a "DUTCH

                SUBSIDIARY") has been duly incorporated and is validly existing under the laws of The Netherlands as a legal entity in the form of a "naamloze vennootschap", with full corporate power and authority to own its respective properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and each other Operative Document to which it is a party;

                        (ii) each Dutch Subsidiary is duly qualified or licensed
                by each jurisdiction in which it conducts businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect; and each Dutch Subsidiary is duly qualified, and is in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary; each Dutch Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect;

                        (iii) the Company has an authorized capitalization as
                set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid, nonassessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares have been duly authorized and validly issued in accordance with the laws of The Netherlands and the provisions of the Articles of Association applicable thereto, are fully paid and non-assessable and are free of statutory and contractual preemptive rights; the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                        (iv) according to the Shareholders Register of the
                Company, the Shares are free of rights of pledge ("pandrecht") or rights of usufrucht ("vruchtgebruik");

                        (v) the execution, delivery of, and performance by each
                of the Company and its Dutch Subsidiaries of their respective obligations under each of the Operative Documents to which they may be a party have been duly authorized by the Company and its Dutch Subsidiaries, as applicable;

                        (vi) the Reorganization has been duly authorized by all
                corporate action required under the laws of The Netherlands on the part of the Company and its Dutch Subsidiaries;

                        (vii) the Company and its Dutch Subsidiaries have the
                corporate power and authority to enter into and perform the obligations on their part to be performed under this Agreement and under each of the other Operative Documents to which any of them is a party, and the Company and its Dutch Subsidiaries have the corporate power and authority to conduct its business as described in the U.S. Prospectus and the International Prospectus;

                        (viii) the execution and delivery by each of the Company
                and its Dutch Subsidiaries of, and the performance by each of the Company and its Dutch Subsidiaries of its respective obligations under each of the Operative Documents to which each is a party do not violate any provisions of the law of The Netherlands or any of the provisions of the Articles of Association of the Company and such Dutch Subsidiaries;

                        (ix) the choice of New York law as the law expressed to
                be governing this Agreement will be recognized as the law governing this Agreement and, accordingly, the courts of The Netherlands should apply New York law as the law expressed to be governing this Agreement;

                        (x) in order to ensure the legality, validity,
                enforceability or admissibility in evidence of this Agreement or any of the other Operative Documents to which the Company and any of the Dutch Subsidiaries is party, it is not necessary that any of them be filed, recorded or enrolled with any public authority, governmental agency or governmental department of The Netherlands (excluding, for the avoidance of doubt, a court in connection with legal proceedings insofar as the enforceability and admissibility in evidence are concerned), or that any stamp, registration or similar tax or duty be paid in The Netherlands, except for certain court fees in connection with legal proceedings;

                        (xi) the submission to the jurisdiction of any United
                States Federal court or state court sitting in the Borough of Manhattan, the City of New York, State of New York, the irrevocable waiver of any objection to the laying of venue of a proceeding in such court and of any immunity to jurisdiction of such court, to which it is or may become entitled, will, according to the courts of The Netherlands duly applying New York law as the law governing this Agreement (including such submissions and waiver), be valid and binding on the Company;

                        (xii) all authorizations, consents or approvals of, or
                registrations or filings with, any governmental department or regulatory authority of or within The Netherlands which are required for the offer of the Shares and the consummation of the Reorganization have been obtained or made and are in full force and effect;

                        (xiii) the statements in English as to the laws of The
                Netherlands and the Articles of Association of the Company, under the captions "Description of Capital Stock" and "Dividend Policy" of the Prospectus, are correct in all material respects and the Shares conform to the description of the Shares in such statements and the Articles of Association of the Company;

                        (xiv) the statements in the Prospectus under the caption
                "Taxation--Netherlands Taxation" are accurate and adequately summarize the matters referred to therein in all material respects and adequately disclose the pertinent tax issues, and under the circumstances of the sale of Shares in the manner contemplated in the Prospectus, no Netherlands income tax, registration tax, transfer tax, stamp duty or similar tax or duty will be owing in respect of the sale of the Shares, except as described in the Prospectus under the caption "Taxation--Netherlands Taxation";

                        (xv) the general meeting of shareholders of the Company
                has in resolutions adopted on __________, 1998 validly resolved to exclude the pre-emptive rights of shareholders and no other action is required to exclude such pre-emptive rights;

                        (xvi) all of the outstanding shares of capital stock of
                each of the Subsidiaries incorporated or otherwise formed under the laws of The Netherlands have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in such Subsidiaries are outstanding;

                        (xvii) to the best of such counsel's knowledge, neither
                the Company nor any of its Dutch Subsidiaries is in violation of its charter, articles of association (or other organizational document) or its by-laws or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or any other agreement or instrument to which any of its Dutch Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any U.S. Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to such Dutch Subsidiary;

                        (xviii) to the best of such counsel's knowledge, there
                are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated against any of the Company or its Dutch Subsidiaries or any of their respective properties, or to which the Company or its Dutch Subsidiaries or any of their respective properties are subject at law or in equity or before or by any U.S. Federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

                        (xix) the Shares, when delivered to and paid for by the
                Underwriters, will be duly and validly authorized and will be fully paid and non-assessable; and

                        [(xx) [TO BE INSERTED IF DEED OF TRANSFER IS GOVERNED BY
                DUTCH LAW; IF NOT, GD&C TO GIVE THIS OPINION] title to the Shares has been validly transferred by the Selling Shareholder as contemplated in the deed of transfer executed and delivered by the Selling Shareholder.]

                (c) The Company and the Selling Shareholder shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Allen Allen & Hemsley, Australian counsel for the Company and the Selling Shareholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

                        (i) each of the Operative Documents to which a JH Party
                incorporated in Australia (each, an "AUSTRALIAN JH PARTY") is a party have been duly authorized, executed and delivered by each of the Australian JH Parties, as applicable;

                        (ii) each Australian JH Party has the corporate power
                and authority to enter into and perform the obligations on its part to be performed under each Operative Document to which it is a party;

                        (iii) the execution, delivery and performance by each
                Australian JH Party of its respective obligations under each Operative Document to which it is a party will not contravene any provision of applicable Australian law, rule or regulation or any of the provisions of such Australian JH Party's charter or other organizational document;

                        (iv) each Australian JH Party has been duly incorporated
                and is validly existing as a corporation in good standing under the laws of Australia with full corporate power and authority to own, lease and operate its respective properties and to conduct its respective businesses;

                        (v) each Australian JH Party is duly qualified or
                licensed by each jurisdiction in which it conducts its business and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect and each of the Australian JH Parties is duly qualified, and is in good standing, in each jurisdiction in which it owns or leases real property or maintains an office and in which such qualification is necessary;

                        (vi) all of the outstanding shares of capital stock of
                each of the Subsidiaries incorporated or otherwise formed under the laws of Australia and the Selling Shareholder's subsidiaries incorporated or otherwise formed under laws of Australia have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, are owned by the Company or the Selling Shareholder, as the case may be, in each case subject to no security interest, other encumbrance or adverse claim; to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in such Subsidiaries are outstanding;

                        (vii) the Reorganization has been duly authorized by all
                corporate action required under Australian law on the part of each of the Australian JH Parties; all authorizations, consents or approvals of, or registrations or filings with, any governmental department or regulatory authority of or within Australia which are required for the consummation of the Reorganization have been obtained or made and are in full force and effect;

                        (viii) under Australian law, the Company and its
                Subsidiaries, as purchasers of certain assets of the Selling Shareholder and certain of its subsidiaries pursuant to the Purchase Agreements cannot and could not be held liable under a "successor liability" doctrine for the liabilities (corporate, environmental or otherwise) of the Selling Shareholder and its subsidiaries;

                        (ix) assuming the Company and its Subsidiaries have paid
                fair value for the Transferred Businesses, the transfer of the Transferred Businesses from the Selling Shareholder and its subsidiaries to the Company and its Subsidiaries shall not and will not be deemed a fraudulent conveyance under the laws of Australia; and

                        (x) no capital duty, stamp duty or other issuance or
                transfer taxes or duties are payable under Australian law in connection with or as a result of the sale and delivery of the Shares to or for the respective accounts of the Underwriters or to any purchasers procured by the International Underwriters, in either case in the manner contemplated herein or the sale and delivery by the Underwriters of the Shares to their initial purchasers thereof in the manner contemplated herein.

                (d) The Company and the Selling Shareholder shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of ________________, special New Zealand counsel for the Company and the Selling Shareholder, substantially to the following effect:

                        (i) each subsidiary of the Selling Shareholder
                incorporated in New Zealand and each Subsidiary incorporated in New Zealand (each, a "NZ/JH PARTY") has been duly incorporated and is validly existing as a corporation in good standing under the laws of New Zealand with full corporate power and authority to own, lease and operate its respective properties and to conduct its business;

                        (ii) each NZ/JH Party is duly qualified or licensed by
                each jurisdiction in which it conducts businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect and each NZ/JH Party is duly qualified, and is in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;

                        (iii) each of the Operative Documents to which a NZ/JH
                Party is party has been duly authorized, executed and delivered by each NZ/JH Party, as applicable;

                        (iv) each NZ/JH Party has the corporate power and
                authority to enter into and perform the obligations on its part to be performed under the Operative Document to which it is a party;

                        (v) the execution, delivery and performance by each
                NZ/JH Party of its respective obligations under each Operative Document to which it is a party will not contravene any provision of applicable New Zealand law, rule or regulation or any of the provisions of such NZ/JH Party's charter or organization document, as the case may be; and

                        (vi) all of the outstanding shares of capital stock of
                each of the Subsidiaries incorporated or otherwise formed under the laws of New Zealand have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in such Subsidiaries are outstanding.

                [(e) The Company and the Selling Shareholder shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of [Coopers & Lybrand L.L.P., special tax counsel] for the Company and the Selling Shareholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

                       (i) [possible opinions regarding tax.]]

                (f) You shall have received from PricewaterhouseCoopers LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by Warburg Dillon Read LLC [and UBS AG].

                (g) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in subparagraphs (iii) (with respect to this Agreement only), (v) (with respect to the Shares only), (vi), (vii) and
         (xvii) of paragraph (a) of this Section 8.

                In addition, such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to matters referred to with respect to the Shares under subparagraph (vii) of paragraph (a) of this Section 8), on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

         In rendering such opinion, such counsel may (A) state that its opinion is limited to the laws of the State of New York, the General Corporation Law of Delaware and the federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinions dated the time of purchase or the additional time of purchase, as the case may be, of Allen Allen & Hemsley, as to Australian law matters, DeBrauw Blackstone Westbroek, as to Dutch law matters and ____________, as to New Zealand law matters[, as well as upon opinions, memoranda and other documents relating to tax advice rendered with respect to the Reorganization, which shall be supplemented by additional tax opinions, if reasonably requested by counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, and received in form and substance satisfactory to such counsel].

                (h) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

                (i) The Registration Statement shall become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company, the Selling Shareholder and you in writing or by telephone, confirmed in writing; provided, however, that the Company, the Selling Shareholder and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

                (j) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
         (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                (k) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

                (l) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date, that the Company shall perform such of its obligation under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be and the conditions set forth in paragraphs (k) and
         (l) of this Section 8 have been met.

                (m) You shall have received signed letters, dated the date of this Agreement, from the Selling Shareholder and each of the directors and officers of the Company to the effect that such persons shall not sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock for a period of 180 days after the date of the Prospectus without Warburg Dillon Read LLC's [and UBSI AG's] prior written consent.

                (n) The Company and the Selling Shareholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

                (o) The Company and the Selling Shareholder shall perform such of their respective obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

                (p) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

                (q) The Selling Shareholder will at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate to the effect that the representations and the warranties of the Selling Shareholder as set forth in this Agreement are true and correct as of each such date.

                (r) Between the time of execution of this Agreement and the time of purchase or additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any subsidiary of the Company by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) promulgated under the Act.

                [(s) No action shall have been taken and no statute, rule or regulation or order shall have been enacted, adopted or issued by any governmental agency that would as of the time of purchase or the additional time of purchase, as the case may be, prevent the sale of the Shares or the consummation of the Reorganization. No injunction, restraining order or order of any nature by a federal or state or local court of competent jurisdiction shall have been issued as of the time of purchase or the additional time of purchase, as the case may be, that would prevent or interfere with the sale of the Shares or the consummation of the

         Reorganization. At the time of purchase or the additional time of purchase, as the case may be, no action, suit or proceeding shall be pending against or affecting or, to the best knowledge of the Company or the Selling Shareholder, threatened against, any of the Company, any Subsidiary or the Selling Shareholder, before any court or arbitrator or any governmental body, agency or official, except as disclosed in the Prospectus and except for such actions, suits or proceedings that if adversely determined would not, either individually or in the aggregate, have a material adverse effect on the sale of the Shares or would not individually or in the aggregate have a Material Adverse Effect or in any manner draw into question the validity of any Operative Document or prevent the consummation of the Reorganization.]

                (t) All proceedings taken in connection with the sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and to Davis Polk & Wardwell, counsel for the Underwriters.

                (u) The Reorganization shall have been consummated and each Operative Document shall have been executed and delivered by each party thereto and a true and complete copy of each shall have been delivered to the Underwriters; each of the Operative Documents shall be in full force and effect on the Closing Date, prior to or contemporaneously with the Closing Date, each of the actions contemplated or required to occur and each of the conditions contemplated or required to be satisfied on or prior to the consummation of the Reorganization, shall have occurred or been satisfied and no waiver, amendment or modification of any provision of any of the Operative Documents shall have occurred, other than any such action or condition or any such waiver, amendment or modification which in the Underwriters' reasonable judgment does not make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus; and the Company shall have received the proceeds of the borrowings under the Bank Facilities and Notes.

                (v) None of the JH Parties shall have failed at or prior to the Closing Date to perform or comply with any of the agreements contained in any Operative Document and required to be performed or complied with by the Company, the Selling Shareholder, its subsidiaries or any Subsidiary, as the case may be, at or prior to the Closing Date.

                (w) The Operative Documents shall be in full force and effect on the Closing Date. No waiver, amendment or modification of any provision of the Underwriting Agreement shall have occurred other than any waiver, amendment or modification which in the Underwriters' reasonable judgment does not make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                (x) The Selling Shareholder shall have received all approvals by its shareholders required under Australian laws including, but not limited to, the Australian Stock Exchange Listing Rules in connection with the offering of the Shares hereunder and the consummation of the Reorganization.

         9. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (x) any of the Selling Shareholder, the Company or any of the Subsidiaries shall have failed, refused or been unable to perform in any material respect any agreement on its part then to be performed under any Operative Document, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and its Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (z) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or
(ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary of the Company by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) promulgated under the Act or, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

         If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 9, the Company, the Selling Shareholder and each other Underwriter shall be notified promptly by letter or telegram.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Shareholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Shareholder, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(a), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Shareholder under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

          10. Increase in Underwriters' Commitments. Subject to Sections 8 and 9, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 9 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A or B.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Shareholder agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company, the Selling Shareholder or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A or B.

         If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          11. Indemnity and Contribution by the Company, the Selling Shareholder and the Underwriters.

          (a) The Company and the Selling Shareholder jointly and severally agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of

Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or such Prospectus or necessary to make such information not misleading; provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Company with paragraph (f) of Section 5 hereof.

         If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or the Selling Shareholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Selling Shareholder in writing of the institution of such Proceeding and the Company or the Selling Shareholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the Company or the Selling

Shareholder shall not relieve the Company or the Selling Shareholder from any liability which they may have to any Underwriter or any such person or otherwise. Such Underwriter or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or the Selling Shareholder in connection with the defense of such Proceeding or the Company or the Selling Shareholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or the Selling Shareholder (in which case the Company or the Selling Shareholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Shareholder, as the case may be, and paid as incurred (it being understood, however, that the Company or the Selling Shareholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company or the Selling Shareholder shall not be liable for any settlement of any such claim or Proceeding effected without its written consent but if settled with the written consent of the Company or the Selling Shareholder. The Company or the Selling Shareholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, the Selling Shareholder and any person who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Shareholder or any such person may incur under the Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

         If any Proceeding is brought against the Company, the Selling Shareholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Shareholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter, from any liability which they may have to the Company, the Selling Shareholder or any such person or otherwise. The Company, the Selling Shareholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Shareholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to, or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such claim or Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Selling Shareholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

         (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 11 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any proceeding.

         (d) The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

         (e) The indemnity and contribution agreements contained in this
Section 11 and the covenants, warranties and representations of the Company and the Selling Shareholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors and officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company, the Selling Shareholder, its directors or officers or any person who controls the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Selling Shareholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company or the Selling Shareholder, against any of the Company's or the Selling Shareholder's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

         12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to either the U.S. or the International Underwriters, shall be sufficient in all respects if delivered or sent to Warburg Dillon Read LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 26300 La Alameda, Suite 100, Mission Viejo, California, U.S.A., Attention: __________ and, if to the Selling Shareholder, shall be sufficient in all respects if delivered or sent to the Selling Shareholder at Level 9, 65 York Street, Sydney, New South Wales 2000, Australia,
Attention: __________.

         13. Governing Law; Construction. THIS AGREEMENT AND ANY CLAIM, COUNTERCLAIM OR DISPUTE OF ANY KIND OR NATURE WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT ("CLAIM"), DIRECTLY OR INDIRECTLY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

         14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company and the Selling Shareholder consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Company and the Selling Shareholder hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against Warburg Dillon Read LLC or any indemnified party. Each of Warburg Dillon Read LLC, the Selling Shareholder and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its Shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company and the Selling Shareholder agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company or the Selling Shareholder, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Company or the Selling Shareholder, as the case may be, is or may be subject, by suit upon such judgment. The Company hereby appoints, without power of revocation, [SPECIFY AGENT] as its agent and the Selling Shareholder hereby appoints, without power of revocation, [SPECIFY AGENT] as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action, proceeding or counterclaim arising out of or relating to this Agreement.

         15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholder and to the extent provided in Section 11 hereof the controlling persons, directors and officers referred to such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         17. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company and the Selling Shareholder and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Selling Shareholder's and any of the Underwriters' respective businesses and/or assets.

         [18. Miscellaneous. Warburg Dillon Read LLC, an indirect, wholly owned subsidiary of _______________, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Warburg Dillon Read LLC. Because Warburg Dillon Read LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by Warburg Dillon Read LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.]

         [A lending affiliate of SBC Warburg Dillon Read LLC may have lending relationships with issuers of securities underwritten or privately placed by Warburg Dillon Read LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by Warburg Dillon Read LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of Warburg Dillon Read LLC.]

         If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Shareholder and the Underwriters, severally.

                                          Very truly yours,

                                          JAMES HARDIE N.V., as the Company


                                          By:
                                             -----------------------------------
                                             Title:

                                          JAMES HARDIE INDUSTRIES
                                            LIMITED, as the Selling Shareholder


                                          By:
                                             -----------------------------------
                                             Title:


Accepted and agreed to as of
the date first above written,
on behalf of themselves and the
other several U.S. Underwriters
named in Schedule A

WARBURG DILLON READ LLC
CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By: WARBURG DILLON READ LLC


By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:


Accepted and agreed to as of
the date first above written,
on behalf of themselves and the
other several International
Underwriters named in Schedule B

UBS AG, acting through its division Warburg Dillon Read
CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
MERRILL LYNCH INTERNATIONAL

By: UBS AG, acting through its division
    Warburg Dillon Read


By:
   -----------------------------------
   Title:

By:
   -----------------------------------
   Title:

                                                                      SCHEDULE A


                                                              NUMBER OF FIRM
                       U. S. UNDERWRITERS                 SHARES TO BE PURCHASED
                       ------------------                 ----------------------
Warburg Dillon Read LLC.................................
Credit Suisse First Boston Corporation..................
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated........................................








                                                          ----------------------
         Total U.S. Firm Shares.........................
                                                          ======================

                                                                      SCHEDULE B


                                                              NUMBER OF FIRM
                  INTERNATIONAL UNDERWRITERS              SHARES TO BE PURCHASED
                  --------------------------              ----------------------
UBS AG, acting through its division
    Warburg Dillon Read LLC.............................
Credit Suisse First Boston (Europe) Limited.............
Merrill Lynch International.............................








                                                          ----------------------
         Total International Firm Shares................
                                                          ======================

                                                                      SCHEDULE C


                           SUBSIDIARIES OF THE COMPANY